RESTRICTED STOCK UNITS	12 Months Ended
Dec. 31, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
RESTICTED STOCK UNITS
RESTRICTED STOCK UNITS

In September 2010, our Board of Directors approved the adoption of the 2010 Equity Incentive Plan, or the "Plan," and reserved 160,000 common shares of the Company for issuance pursuant to the Plan. The Plan permits RSUs to be granted to our directors, officers, employees affiliates, consultants and service providers. We have issued RSUs under the plan, which generally vest over three years at a rate of 1/3 of the number of RSUs granted on each annual anniversary of the date of grant, subject to the participant continuing to provide services to us from the grant date through the applicable vesting date.

Payment upon vesting of RSUs may be in cash, in shares of common stock or a combination of both as determined by the Board. They must be valued in an amount equal to the fair market value of a share of common stock on the date of vesting. The participant shall receive a 'cash distribution equivalent right' with respect to each RSU entitling the participant to receive amounts equal to the ordinary dividends that would be paid during the time the RSU is outstanding and unvested on the shares of common stock underlying the RSU as if such shares were outstanding from the date of grant through the applicable vesting date of the RSU. Such payments shall be paid to the participant at the same time at which the RSUs vesting event occurs, conditioned upon the occurrence of the vesting event.

On September 22, 2016, the management companies forfeited their remaining 11,744 outstanding awards. On October 24, 2016, we issued an aggregate of 19,954 common shares in settlement of all the outstanding tranches, vested and non-vested, of RSUs granted to former Board members, as adjusted for dividends. As a result of the share issuance, there are currently no outstanding awards under the 2010 Equity Plan as of December 31, 2016 and 2017, respectively.

The following table summarizes restricted stock unit transactions in 2016:

	Number of units
	Directors	Management companies	Total	Fair value
Units outstanding as of December 31, 2015	11,744	11,744	23,488	$5.35
Granted	—	—	—	—
Settled	(11,744)	—	(11,744)	$3.64
Forfeited	—	(11,744)	(11,744)	—
Units outstanding as of December 31, 2016	—	—	—	—

The fair values in the table above are the closing share prices on December 31, the share prices on the date of grant or the share prices on the date of vesting, as appropriate. The RSU expense in 2017, 2016 and 2015 was nil, $0.01 million and $0.01 million, respectively.